EXHIBIT 99.3

                       MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (this "Agreement"), is entered into between ARTESIA MORTGAGE CAPITAL CORPORATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $428,429,428 (the "Artesia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Artesia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $4,229,859,030 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place March 7, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase
Price") for the Mortgage Loans shall be equal to (i)        % of the Artesia
Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $410,206, which amount represents the amount of interest accrued on the Artesia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller; and

            (ix) The Seller has examined the information set forth under the caption "Description of the Mortgage Pool--Significant Originators" and "--The Sponsor" (the "Regulation AB Information") in the Preliminary Prospectus Supplement (as defined below), the Preliminary Memorandum (as defined below), the Prospectus Supplement, (as defined below), to the accompanying Prospectus (as defined below) and the Memorandum (as defined below), relating to the Certificates. The Regulation AB Information complies with all applicable requirements of Regulation AB (as defined below).

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90 day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90 day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchasers within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with any Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement, the Preliminary Memorandum and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchasers (or to the benefit of any person controlling such Underwriter or Initial Purchasers) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if
(x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchasers received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-127668 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated February 24, 2006, as supplemented by the prospectus supplement dated February 24, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus dated February 13, 2006 consisting of the preliminary free writing prospectus, including the base prospectus, dated February , 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus dated February 21, 2006, as further supplemented by that certain free writing prospectus dated February 23, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum dated February 21, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated February 24, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus, the Preliminary Prospectus Supplement and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated March 7, 2006 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the SEC in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission (the "Commission") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchasers shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchasers with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchasers' officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Artesia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       ARTESIA MORTGAGE CAPITAL CORPORATION

                                       By:   /s/ Diana Kelsey Kutas
                                          ------------------------------------
                                          Name:  Diana Kelsey Kutas
                                          Title: Managing Director

                                       Address for Notices:

                                       1180 NW Maple Street
                                       Suite 202
                                       Issaquah, Washington 98027
                                       Telecopier No.: (425) 313-1005
                                       Telephone No.: (425) 313-4600


                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.

                                       By:   /s/ Wayne M. Fitzgerald, II
                                          ------------------------------------
                                          Name:  Wayne M. Fitzgerald, II
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

      in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
            Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 182, 262 and 264 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan number 146, which Mortgage Loan is secured by a fee interest with respect to certain of the related Mortgaged Property and a ground lease with respect to certain other of the related Mortgaged Property), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                 SCHEDULE II

        Exceptions to Representations and Warranties for Artesia Loans

Exceptions to Representation 8
------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1499 Willow Creek Shopping Center    For each Mortgage Loan listed to the
010-1416 Berne Square Shopping Center    left, certain tenants have been
010-1460 Baymeadows Commons              granted a right of first refusal to
010-1473 CVS - Somerville, MA            purchase its leased premises or in
010-1432 Walgreens - Maineville, OH      some cases, the related Mortgaged
010-1486 Walgreens - Greendale, IN       Property, subject to the terms and
010-1451 CVS - Schaumburg, IL            conditions contained in the related
010-1376 1201 Hospital Drive             lease.  Each right of first refusal is
010-1394 Nephrology, Inc. Pool           subordinate to the related Mortgage
010-1395 Nephrology, Inc. - South Bend,  and is not exercisable in a
IN                                       foreclosure sale.
010-1452 Walgreens - St. Petersburg, FL
010-1469 Holiday Inn - Morristown, TN

010-1499 Willow Creek Shopping Center    For the Mortgage Loan listed to the
                                         left, one  tenant (Taco Bell) has been
                                         granted a right of first refusal to
                                         purchase its leased premises, subject
                                         to the terms and conditions contained
                                         in the related lease.  The Mortgage
                                         Loan Documents require the Mortgagor
                                         to obtain a Subordination and
                                         Non-Disturbance Agreement
                                         subordinating such right of first
                                         refusal to the related Mortgage by no
                                         later than March 31, 2006.

010-1341 GM&O Building                   For the Mortgage Loan listed to the
                                         left which is secured by Mortgagor's
                                         leasehold interest in a ground lease,
                                         the related ground lessor has been
                                         granted an option to purchase the
                                         leasehold interest, subject to the
                                         terms and conditions contained in the
                                         related ground lease.  The ground
                                         lessor's right to purchase is
                                         subordinate to the related Mortgage
                                         and is not exercisable in a
                                         foreclosure sale.

010-1456 Sullivan Square Shopping Center For the Mortgage Loan listed to the left which is secured in part by
                                         Mortgagor's leasehold interest in a
                                         ground lease, the related ground
                                         lessor has been granted an option to
                                         purchase Mortgagor's fee interest in
                                         an adjacent property, subject to the
                                         terms and conditions contained in the
                                         related ground lease.  Pursuant to the
                                         Ground Lessor's Estoppel, the ground
                                         lessor shall not exercise such option
                                         to purchase so long as any amount of
                                         Mortgagee's indebtedness securing such
                                         property remains outstanding.

 010-1441 Microtel INN - Manistee, MI    For the Mortgage Loan listed to the
                                         left, which is a hospitality property,
                                         the related franchisor has a right of
                                         first refusal to purchase the related
                                         Mortgaged Property, subject to the
                                         terms and conditions contained in the
                                         related franchise agreement.  The
                                         right of first refusal is not
                                         expressly subordinated to the related
                                         Mortgage.  However, the franchise
                                         agreement may be terminated by
                                         Mortgagee upon foreclosure.  In
                                         addition, the foregoing right of first
                                         refusal shall not apply to a
                                         transferee meeting the franchisor's
                                         then current qualifications who will
                                         continue to keep the Mortgaged
                                         Property in the franchisor's hotel
                                         system.

Exceptions to Representation 11
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1432 Walgreens - Maineville, OH      For each Mortgage Loan listed to the
010-1429 CVS - Lafayette, LA             left, the related Mortgaged Property
                                         is subject to pending condemnation
                                         proceedings.  The portion of the
                                         related Mortgaged Property to be taken
                                         is not material to the current use,
                                         operation and value of the related
                                         Mortgaged Property.

010-1492 Trailwood Shops                 The engineering assessments prepared
                                         for this Mortgaged Property estimated
                                         $750.00 to be allocated for sprinkler
                                         system inspections as required by
                                         local fire code and $63,250 for
                                         certain roof replacement and
                                         miscellaneous mechanical system
                                         maintenance.  A repair reserve in the
                                         amount of $63,250 to effect the roof
                                         repairs has been established.

010-1453 Horizon Corporate Center II     No engineering assessments were
                                         performed with respect to the
                                         Mortgaged Property, as the related
                                         Mortgage Loan is secured by land only.

Exceptions to Representation 13
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
All Loans                                All insurance requirements specified
                                         under each Mortgage may not as of the
                                         date of origination or thereafter have
                                         been required to be satisfied in every
                                         respect; however, the coverages
                                         specifically enumerated in
                                         Representation 13 were in place at
                                         origination, and to Mortgagee's actual
                                         knowledge, remain in place except as
                                         otherwise indicated in the exceptions
                                         to this Representation 13.

010-1453 Horizon Corporate Center II     No hazard or rental loss insurance was
                                         obtained for this Mortgage Loan, as
                                         the loan is secured by land only.

010-1432 Walgreens - Maineville, OH      The Mortgagee has accepted self
010-1486 Walgreens - Greenville, IN      insurance from the tenant with respect
                                         to the required insurance requirements
                                         under the related Mortgage; provided,
                                         however, neither the tenant nor the
                                         Mortgagor must maintain rental loss
                                         coverage.  The tenant's obligation to
                                         pay rent does not abate following an
                                         event of casualty and the tenant is
                                         also responsible in effectuating the
                                         repair and restoration of the
                                         Mortgaged Property in accordance with
                                         the terms of its lease.

010-1422 Storaway - Deltona, FL I        The related Mortgage Loan Documents do
010-1423 Storaway - Deltona, FL II       not require windstorm coverage, as the
                                         related Mortgaged Properties are
                                         located over 25 miles from the coast;
                                         provided, however, the Mortgagors
                                         currently maintain such windstorm
                                         coverage under their respective
                                         insurance policies.

010-1473 CVS - Somerville, MA            The Mortgagee has accepted such
010-1451 CVS - Schaumburg, IL            insurance policies obtained by the
010-1428 CVS - Shreveport, LA            tenant with respect to the required
010-1479 CVS - Jacksonville Beach, FL    insurance requirements under the
010-1429 CVS - Lafayette, LA             related Mortgage; provided, however,
010-1430 CVS - Channelview, TX           such insurance policies obtained by
                                         the tenant may not satisfy the
                                         insurance requirements under each
                                         Mortgage in every respect.

Exceptions to Representation 17
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1471 Anchor Self-Storage - Mashpee,  These loans are cross-collateralized
WI                                       and cross-defaulted with each other.
010-1472 Anchor Self-Storage -           Each Mortgaged Property is security
Narragansett, RI                         for both loans.

010-1394 Nephrology Pool                 These loans are cross-collateralized
010-1395 Nephrology Inc. - South Bend,   and cross-defaulted with each other.
IN                                       Each Mortgaged Property is security
010-1396 Nephrology Inc. - Mishawaka, IN for both loans.

010-1454 Mutual of Omaha                 These loans are cross-defaulted with
010-1455 Perkins Restaurant & Bakery     each other, but are not
Pool                                     cross-collateralized.  The Mutual of
                                         Omaha property is additional
                                         collateral for the Perkins Restaurant
                                         & Bakery Pool loan.

Exceptions to Representation 23
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1499 Willow Creek Shopping Center    The Mortgage Loan Documents allow
010-1466, Arapahoe & Revere              tenant-in-common interests to be
                                         transferred and rolled up into
                                         specified entities, subject to certain
                                         conditions precedent as set forth in
                                         the related Mortgage Loan Documents.

Exceptions to Representation 24
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1510 Truman Building                 With respect to the Mortgage Loan
                                         listed to the left, Mortgagor is
                                         effectuating a modification to the
                                         legal description in accordance with
                                         local governmental requirements in the
                                         event the Mortgaged Property is
                                         converted to a condominium.

010-1487 One Mississippi Plaza           With respect to the Mortgage Loan
                                         listed to the left, the related
                                         Mortgage Documents are being modified
                                         to include a certain parking easement
                                         as additional collateral.

010-1483 Homewood Suites                 With respect to the Mortgage Loan
                                         listed to the left, Section 1.29 of
                                         the Mortgage is being modified to
                                         reflect the special purpose entity
                                         requirements of Mortgagor.

010-1471 Anchor Self Storage - Mashpee,  With respect to the Mortgage Loans
MA                                       listed to the left, the related
010-1472 Anchor Self Storage -           Mortgage Documents are being modified
Narragansett, RI                         to correct an incorrect loan amount in

                                         the recitals.

010-1504 Loveland South                  The related Mortgage is being modified
                                         to include provisions for future
                                         construction of up to approximately
                                         5,620 square feet of additional
                                         improvements to the South side of the
                                         Mortgaged Property, subject to certain
                                         conditions precedent contained
                                         therein.

010-1417 Doral Commercial Center         With respect to the Mortgage Loans
010-1416 Berne Shopping Center           listed to the left, the related
010-1428 CVS Shreveport, LA              Mortgage Loan Documents are being
010-1429 CVS Lafayette, LA               modified to correct an incorrect
010-1445 Center Towers Retail            maturity date.
010-1470 South Creek Center

010-1426 Grand Parkway                   With respect to the Mortgage Loan
                                         listed to the left, the related
                                         Mortgage Loan Documents are being
                                         modified to include a reciprocal
                                         access easement as additional
                                         collateral.

Exceptions to Representation 26
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1494 Town Mall Westminster           With respect to the loans listed to
010-1483 Homewood Suites - Long Island,  the left, the related Mortgage Loan
NY                                       Documents permit the partial release
                                         of certain non-material  undeveloped
                                         land, provided that certain conditions
                                         precedent set forth in the related
                                         Mortgage Loan Documents are satisfied.

010-1442 GSA Offices Pool                With respect to the loan listed to the
                                         left, the related Mortgage Loan
                                         Documents permit the partial release
                                         of a portion of the related Mortgaged
                                         Property, provided that certain
                                         conditions precedent set forth in the
                                         Mortgage Loan Documents are satisfied,
                                         including, among other things, the
                                         completion of a partial defeasance of
                                         a portion of the loan equal to 135% or
                                         120% of the allocated loan amount for
                                         the applicable property or properties
                                         being released.

010-1455 Perkins Restaurant & Bakery     With respect to the loans listed to
Pool                                     the left, the Mutual of Omaha property
010-1454 Mutual of Omaha                 is additional collateral to the
                                         Perkins Loan.  The related Mortgage
                                         Loan Documents permit the release of
                                         the Mutual of Omaha property, provided
                                         that certain conditions precedent set
                                         forth in the Mortgage Loan Documents
                                         are satisfied, including, among other
                                         things, the deposit with Mortgagee a
                                         release deposit equal to 40% of the
                                         then current appraised value of the
                                         Mutual of Omaha property.

010-1471 Anchor Self-Storage - Mashpee,  With respect to the loans listed to
MA                                       the left, which are cross-defaulted
010-1472 Anchor Self-Storage -           and cross- collateralized with each
Narragansett, RI                         other, the related Mortgage Loan
                                         Documents provide for the respective
                                         Mortgaged Property to be released from
                                         the effects of the cross, provided
                                         that: (i) no event of default exists;
                                         (ii) certain financial tests including
                                         debt-service-coverage ratio and
                                         loan-to-value tests are met; and (iii)
                                         the remaining property on a trailing 3
                                         month basis shall have an economic
                                         occupancy of at least 85%, as
                                         determined by Mortgagee.

010-1394 Nephrology Pool                 With respect to the loans listed to
010-1395 Nephrology Inc. - South Bend,   the left, which are cross-defaulted
IN                                       and cross- collateralized with each
010-1396 Nephrology Inc. - Mishawaka, IN other, the related Mortgage Loan
                                         Documents provide for the respective
                                         Mortgaged Property to be released from
                                         the effects of the cross, provided
                                         that, among other things: (i) no event
                                         of default exists and (ii) certain
                                         financial tests are met, including a
                                         minimum debt-service-coverage ratio of
                                         1.45 with respect to the remaining
                                         loans.

Exceptions to Representation 27
-------------------------------
Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1442.04 GSA Offices Pool - Memphis   The building encroaches approximately
Midtown                                  27 feet into a 30 foot setback
                                         requirement in the front yard.  The
                                         project was constructed prior to the
                                         adoption of the Memphis Zoning
                                         Ordinance and thus is considered legal
                                         non-conforming.  A zoning endorsement
                                         to the related title policy was
                                         obtained at closing.  Law and
                                         ordinance insurance, although required
                                         under the related Mortgage Loan
                                         Documents, was waived by Mortgagee.
                                         Casualty to any structure of up to 75%
                                         may be rebuilt and restored to such
                                         state as existing immediately prior to
                                         such casualty.

010-1442.14 GSA Offices Pool - Moss      The Mortgaged Property is legal
Point, MS                                non-conforming due to insufficient
                                         parking spaces at the property by 21
                                         spaces.  In addition, there is an
                                         encroachment of 1.1 feet into the
                                         required side yard setback requirement
                                         of 15 feet.  A zoning endorsement to
                                         the related title policy was obtained
                                         at closing.  Law and ordinance
                                         insurance, although required under the
                                         related Mortgage Loan Documents, was
                                         waived by Mortgagee.  Casualty to any
                                         structure of up to 50% may be rebuilt
                                         and restored to such state as existing
                                         immediately prior to such casualty.

010-1417 Doral Commercial Center         The Mortgaged Property is legal
                                         non-conforming due to insufficient
                                         parking spaces at the property by 27
                                         spaces.  In addition, current zoning
                                         requires an 8 foot green space buffer
                                         on the street side of the Mortgaged
                                         Property.  A zoning endorsement to the
                                         related title policy was obtained at
                                         closing.  Law and ordinance insurance
                                         was waived by Mortgagee.  Casualty to
                                         any structure of up to 50% may be
                                         rebuilt and restored to such state as
                                         existing immediately prior to such
                                         casualty.

Exceptions to Representation 29
-------------------------------
Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010 - 1465 Town Plaza                    With respect to each Mortgage Loan
010 - 1499 Willow Creek Shopping Center  listed to the left, a
010 - 1483 Homewood Suites               non-consolidation opinion of the
                                         related Mortgagor was not required.

Exceptions to Representation 37
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010 - 1447 Ferguson Square               With respect to the loans listed to
010 - 1453 Horizon Corporate Center II   the left, certificates of occupancy
010 - 1436 Supermall Retail Buildings 1  were not available with respect to
& 2                                      certain of the tenants' premises at
010 - 1438 Supermall Retail Building 3   closing and (i) Mortgagee accepted an
010 - 1488 Briza Apartments              affidavit of receipt of such
010 - 1481 Atlantic Plaza                certificates of occupancy from
010 - 1455 Perkins - Winterhaven, FL     Mortgagor in lieu thereof, (ii)
010 - 1467 Alhambra Office/Warehouse     Mortgagor is obligated under the
010 - 1452 Walgreen's - St. Petersburg,  related Mortgage Loan Documents to
FL                                       deliver such certificates post closing
010 - 1439 Whitehorse Medical Office     or (iii) Mortgagee waived the delivery
Building                                 of such certificates due to various
010 - 1469 Holiday Inn - Morristown, TN  commercially reasonable circumstances
010 - 1435 Riverton Medical Center       acceptable to prudent commercial
010 - 1417 Doral Commercial Center       mortgage lenders.

Exceptions to Representation 40
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
All Loans                                The Mortgagor is liable to Mortgagee
                                         for losses incurred due to the
                                         misapplication of rents only with
                                         respect to rents received by the
                                         Mortgagor or any guarantor after the
                                         lender makes written demand therefor
                                         pursuant to any loan document.

010 - 1466 Arapahoe & Revere Business    There is not a warm body guarantor for
Center                                   these Mortgage Loans, however, both an
010 - 1473 CVS - Somerville, MA          entity guarantor and the Mortgagor are
010 - 1428 CVS - Shreveport, LA          liable for recourse carevouts.
010 - 1429 CVS - Lafayette, LA
010 - 1430 CVS - Channelview, TX
010 - 1475 U.S. Social Security
Administration

010 - 1394 Nephrology, Inc. Pool         There is no guarantor for these
010 - 1395 Nephrology, Inc. - South      Mortgage Loans.
Bend, IN
010 - 1396 Nephrology, Inc. -
Mishawaka, IN
010 - 1476 Hancock Fabrics - Sugar
Land, TX
010 - 1447 Ferguson Square

010 - 1494 TownMall of Westminster       With respect to the Mortgage Loan
                                         listed to the left, there is no
                                         additional guarantor accepting
                                         responsibility for losses incurred due
                                         to the enumerated non-recourse events
                                         in Representation 40.

010 - 1478 Bierman Place Apartments      With respect to the Mortgage Loan
                                         listed to the left, neither the
                                         Mortgagor nor an additional guarantor
                                         accepts responsibility for
                                         environmental losses incurred at the
                                         related Mortgaged Property, as the
                                         Mortgaged Property is covered by a
                                         secured creditor policy.

Exceptions to Representation 43
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
All Loans                                No Mortgage Loan requires, as a
                                         condition to a defeasance, that the
                                         defeasance be permitted only to
                                         facilitate the disposition or
                                         refinancing of the Mortgaged Property
                                         and not as a part of an arrangement to
                                         collateralize a REMIC offering with
                                         obligations that are not real estate
                                         mortgages.

Exceptions to Representation 46
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1471 Anchor Self-Storage - Mashpee,  These loans are cross-collateralized
WI                                       and cross-defaulted.  Each Mortgaged
010-1472 Anchor Self-Storage -           Property is security for both loans.
Narragansett, RI

010-1394 Nephrology Pool                 These loans are cross-collateralized
010-1395 Nephrology Inc. - South Bend,   and cross-defaulted.  Each Mortgaged
IN                                       Property is security for both loans.
010-1396 Nephrology Inc. - Mishawaka, IN

010-1454 Mutual of Omaha                 These loans are cross-defaulted with
010-1455 Perkins Restaurant & Bakery     each other, but are not
Pool                                     cross-collateralized.  The Mutual of
                                         Omaha property is additional
                                         collateral for the Perkins Restaurant
                                         & Bakery Pool loan.

Exceptions to Representation 47
-------------------------------

Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010 - 1441 Microtel Inn - Manistee, MI   With respect to each Mortgage Loan
010 - 1446 South Towne Retail            listed to the left, the related
010 - 1461 Willow Crossroads             Mortgaged Property tax parcel
010 - 1488 Briza Apartments              currently includes real property that
010 - 1465 Town Plaza                    is not part of the Mortgaged
                                         Property.  A separate tax parcel
                                         application has been filed by
                                         Mortgagor.  All loans have tax
                                         impounds for the full amount to
                                         account of any taxes assessed against
                                         additional parcels.

010 - 1492 Trailwood Shops               With respect to each Mortgage Loan
                                         listed to the left, the related
                                         Mortgaged Property tax parcel
                                         currently includes real property that
                                         is not part of the Mortgaged
                                         Property.  No separate tax parcel
                                         application has been filed by
                                         Mortgagor.  Taxes are impounded for
                                         the full amount to account for any
                                         taxes assessed against the additional
                                         parcel.

Exceptions to Representation 50
-------------------------------
Loans                                    Description of Exception
---------------------------------------- ---------------------------------------
010-1442 GSA Offices Pool                With respect to the Mortgage Loans
010-1483 Homewood Suites - Long Island,  listed to the left, each having an
NY                                       outstanding principal balance greater
010-1499 Willow Creek Shopping Center    than $20,000,000, the related Mortgage
010-1465 Town Plaza                      Loan Documents require that annual
                                         financial statements are required to
                                         be audited by an independent certified
                                         public accountant only upon lender
                                         request.

                                  EXHIBIT A

                            Mortgage Loan Schedule


Mortgage Loan Number   Loan Group Number   Property Name
--------------------   -----------------   ----------------------------------------------
                  16                   1   TownMall of Westminster
                  25                   1   GSA Offices Pool
               25.01                       GSA Offices - Mobile, AL
               25.02                       GSA Offices - Little Rock, AR
               25.03                       GSA Offices - Raleigh, NC
               25.04                       GSA Offices - Memphis Midtown, TN
               25.05                       GSA Offices - Trussville, AL
               25.06                       GSA Offices - Memphis North, TN
               25.07                       GSA Offices - Frankfort, KY
               25.08                       GSA Offices - Columbus, MS
               25.09                       GSA Offices - Elizabethtown, KY
               25.10                       GSA Offices - Greenville, NC
               25.11                       GSA Offices - Memphis East, TN
               25.12                       GSA Offices - Henderson, NC
               25.13                       GSA Offices - Fairhope, AL
               25.14                       GSA Offices - Moss Point, MS
               25.15                       GSA Offices - Richmond, KY
               25.16                       GSA Offices - Lawrenceburg, TN
                  35                   1   Homewood Suites - Plainview, NY(2),(3)
                  41                   1   Willow Creek Shopping Center
                  46                   1   Town Plaza(2),(3)
                  67                   1   Grand Parkway Times Square(2)
                  76                   1   Sunshine Park Mall(2)
                  95                   1   Mississippi Plaza Building(2)
                  97                   1   Arapahoe & Revere Business Center(2)
                 110                   2   Bierman Place Apartments
                 118                   1   Berne Square Shopping Center
                 126                   1   Baymeadows Commons Shopping Center
                 130                   1   Camino Altos Office Building
                 140                   1   Loveland Marketplace - North
                 146                   1   Sullivan Square Shopping Center
                 153                   1   Roswell Fiesta
                 165                   1   Zang Building
                 171                   1   Anchor Self Storage - Mashpee, MA
                 174                   1   Lincoln Square Office Building
                 182                   1   CVS - Somerville, MA
                 185                   1   Atlantic Plaza
                 188                   1   Marlton Plaza
                 189                   1   Bailey Cove Shopping Center
                 193                   1   Ferguson Square
                 199                   1   Supermall Strip Center 1 & 2
                 207                   1   South Creek Center(2)
                 209                   1   Horizon Corporate Center II
                 210                   1   Nephrology, Inc. - Mishawaka, IN
                 212                   1   Walgreens - Maineville, OH
                 214                   1   Grove Park Shopping Center
                 215                   1   Walgreens - Greendale, IN
                 221                   2   The Grand Reserve Phase III Apartments
                 223                   2   Truman Building
                 224                   1   Storaway - Nashville, TN
                 225                   1   CVS - Schaumburg, IL
                 228                   1   Hampton Inn - Abingdon, VA
                 229                   1   Trailwood Shops
                 234                   1   Plateau Self Storage - Sammamish, WA
                 237                   1   Storaway - Palm Bay, FL
                 238                   1   Plaza Airline Shopping Center
                 239                   1   Perkins Restaurant & Bakery Pool
              239.01                       Perkins Restaurant & Bakery -Tampa, FL
              239.02                       Perkins Restaurant & Bakery - Winter Haven, FL
                 240                   1   GW Bush Shopping Center
                 241                   1   Alhambra Office / Warehouse
                 242                   1   Storaway - Deltona, FL II(2)
                 244                   1   Red Lion - Yakima, WA(2)
                 245                   1   CVS - Shreveport, LA
                 247                   1   1201 Hospital Drive
                 248                   1   Microtel Inn - Manistee, MI
                 250                   1   CVS - Jacksonville Beach, FL
                 251                   1   Mutual of Omaha
                 252                   1   Morgantown Plaza
                 254                   2   Old Orchard Apartments(2)
                 255                   1   CVS - Lafayette, LA
                 257                   1   Big Lots - Albuquerque, NM
                 258                   1   CVS - Channelview, TX
                 259                   2   Briza Apartments
                 260                   1   Anchor Self Storage - Narragansett, RI
                 262                   1   South Towne Retail
                 264                   1   GM&O Building
                 265                   1   Center Towers Retail
                 266                   1   Storaway - Deltona, FL I
                 267                   1   U.S. Social Security Administration
                 268                   1   Loveland Marketplace - South(2)
                 269                   1   Nephrology, Inc. Pool
              269.01                       Nephrology, Inc. - Elkhart, IN
              269.02                       Nephrology, Inc. - LaPorte, IN
                 271                   1   Walgreens - St. Petersburg, FL
                 273                   1   Willow Crossroads
                 277                   1   Arrowhead Ridge
                 278                   1   Whitehorse Medical Office Building
                 279                   1   Holiday Inn - Morristown, TN
                 280                   1   Riverton Medical Center
                 281                   1   Tractor Supply - El Campo, TX
                 283                   1   Supermall Strip Center 3(2)
                 289                   2   Birchwood Apartments
                 290                   1   Vista Commerce Center
                 291                   1   Nephrology, Inc. - South Bend, IN
                 293                   1   2110 East Oklahoma Avenue
                 295                   1   Doral Commercial Center
                 298                   1   Hancock Fabrics - Sugar Land, TX
                 303                   1   The Verizon Wireless Building

Mortgage Loan Number   Address                                                   City                 State     Zip Code
--------------------   -------------------------------------------------------   ------------------   -------   --------
                  16   400 North Center Street                                   Westminster          MD           21157
                  25   Various                                                   Various              Various    Various
               25.01   550 Government Street                                     Mobile               AL           36602
               25.02   1520 Riverfront Drive                                     Little Rock          AR           72202
               25.03   4701 Old Wake Forest Road                                 Raleigh              NC           27609
               25.04   1330 Monroe Avenue                                        Memphis              TN           38104
               25.05   1972 Gadsden Highway                                      Trussville           AL           35235
               25.06   3602 Austin Peay Highway                                  Memphis              TN           38128
               25.07   140 Flynn Avenue                                          Frankfort            KY           40601
               25.08   3577 Bluecutt Road                                        Columbus             MS           39705
               25.09   591 Westport Road                                         Elizabethtown        KY           42701
               25.10   2805 South Charles Boulevard                              Greenville           NC           27858
               25.11   3220 Players Club Parkway                                 Memphis              TN           38125
               25.12   858 South Beckford Drive                                  Henderson            NC           27536
               25.13   101 Courthouse Drive                                      Fairhope             AL           36532
               25.14   6000 Highway 63                                           Moss Point           MS           39563
               25.15   1060 Gibson Bay Drive                                     Richmond             KY           40475
               25.16   109 East Taylor Street                                    Lawrenceburg         TN           38464
                  35   1585 Round Swamp Road                                     Plainview            NY           11803
                  41   8100, 8150, 8200, 8210, 8220 & 8260 South Quebec Street   Centennial           CO           80112
                  46   5403 & 5411 East Mill Plain Boulevard                     Vancouver            WA           98661
                  67   402 West Grand Parkway                                    Katy                 TX           77494
                  76   2400 South Ridgewood Avenue                               South Daytona        FL           32119
                  95   201 North Harrison Street                                 Davenport            IA           52801
                  97   12450, 12500, 12600, & 12650 East Arapahoe Road           Centennial           CO           80112
                 110   1401 6th Street SE                                        Minneapolis          MN           55414
                 118   2600-2690 Martin Luther King Boulevard                    New Bern             NC           28562
                 126   9550 Baymeadows Road                                      Jacksonville         FL           32256
                 130   4300 El Camino Real                                       Los Altos            CA           94022
                 140   3121-3157 North Garfield Avenue                           Loveland             CO           80538
                 146   15312, 15402, 15412, 15416 & 15426 East Sprague Avenue    Spokane Valley       WA           99037
                 153   11235 Alpharetta Highway                                  Roswell              GA           30076
                 165   1549-1553 Platte Street                                   Denver               CO           80202
                 171   600 Main Street                                           Mashpee              MA           02649
                 174   121-131 South 13th Street                                 Lincoln              NE           68508
                 182   532 Medford Street                                        Somerville           MA           02145
                 185   15200 Jog Road                                            Del Ray Beach        FL           33466
                 188   9500 SE Crain Highway & 9550 Fairhaven Avenue             Upper Marlboro       MD           20772
                 189   7900 Bailey Cove Road                                     Huntsville           AL           35802
                 193   49 N. Florissant Road                                     Ferguson             MO           63135
                 199   1118 & 1202 Supermall Way SW                              Auburn               WA           98001
                 207   2511 & 2553 Kristen Lane South                            Fargo                ND           58104
                 209   3413, 3611 & 3617 Horizon Boulevard                       Trevose              PA           19053
                 210   710 Park Place                                            Mishawaka            IN           46545
                 212   68 West US Route 22 & State Route 3                       Maineville           OH           45039
                 214   1324-1360 Grove Park NE & 1370 Chestnut Street            Orangeburg           SC           29115
                 215   432 Craig Avenue                                          Greendale            IN           47025
                 221   1708 Fountain Court                                       Columbus             GA           31904
                 223   1435 N Street NW                                          Washington           DC           20005
                 224   7141 Charlotte Pike                                       Nashville            TN           37209
                 225   1855 West Irving Park Road                                Schaumburg           IL           60193
                 228   340 Commerce Drive                                        Abingdon             VA           24211
                 229   5205-5285 West 95th Street                                Overland Park        KS           66207
                 234   621 228th Avenue NE                                       Sammamish            WA           98074
                 237   6120 Minton Road                                          Palm Bay             FL           32907
                 238   5514 Airline Drive                                        Houston              TX           77076
                 239   Various                                                   Various              FL         Various
              239.01   5602 West Waters Avenue                                   Tampa                FL           33634
              239.02   6005 Cypress Gardens Boulevard                            Winter Haven         FL           33884
                 240   2107 El Dorado Parkway                                    McKinney             TX           75070
                 241   4805, 4811 & 4815 NW 79th Avenue                          Doral                FL           33166
                 242   2969 Howland Boulevard                                    Deltona              FL           32725
                 244   9 North 9th Street                                        Yakima               WA           98901
                 245   2755 Hollywood Avenue                                     Shreveport           LA           71108
                 247   1201 Hospital Drive                                       Hurricane            WV           25526
                 248   226 East Parkdale Avenue                                  Manistee             MI           49660
                 250   1504 South 3rd Street                                     Jacksonville Beach   FL           32250
                 251   2700 X-Ray Drive                                          Gastonia             NC           28054
                 252   436 Highway 61 North                                      Natchez              MS           39120
                 254   4425 31st Avenue South                                    Fargo                ND           58104
                 255   3754 Moss Street                                          Lafayette            LA           70501
                 257   465 Coors Boulevard NW                                    Albuquerque          NM           87121
                 258   814 Sheldon Road                                          Channelview          TX           77530
                 259   14727 Bothell Way NE                                      Shoreline            WA           98155
                 260   11 Sextant Lane                                           Narragansett         RI           02882
                 262   10365 - 10373 South State Street                          Sandy                UT           84070
                 264   110 Beauregard Street                                     Mobile               AL           36602
                 265   1360 North Louisiana Street                               Kennewick            WA           99336
                 266   1381 Howland Boulevard                                    Deltona              FL           32738
                 267   253 West Superstition Boulevard                           Apache Junction      AZ           85220
                 268   2979-2985 North Garfield Avenue                           Loveland             CO           80538
                 269   Various                                                   Various              IN         Various
              269.01   700 Waterbury Park Drive                                  Elkhart              IN           46517
              269.02   2910 Monroe                                               LaPorte              IN           46350
                 271   901 22nd Avenue South                                     St. Petersburg       FL           33705
                 273   3182 & 3196 Willow Creek Road                             Prescott             AZ           86301
                 277   5416-5434 East Arrowhead Parkway                          Sioux Falls          SD           57110
                 278   875 Wesley Street                                         Arlington            WA           98223
                 279   5435 South Davy Crockett Parkway                          Morristown           TN           37813
                 280   13030 Military Road South                                 Tukwila              WA           98168
                 281   3506 West Loop Street                                     El Campo             TX           77437
                 283   1102 Supermall Way SW                                     Auburn               WA           98001
                 289   1475 & 1485 12th Avenue North                             St. Cloud            MN           56303
                 290   4420 S. US Highway 27                                     Clermont             FL           34711
                 291   6201 Nimtz Parkway                                        South Bend           IN           46628
                 293   2110 East Oklahoma Avenue                                 Milwaukee            WI           53207
                 295   8650-8686 NW 58th Street & 8651-8675 NW 56th Street       Doral                FL           33166
                 298   4325 & 4327 State Highway 6                               Sugar Land           TX           77478
                 303   8706 North Navarro Street                                 Victoria             TX           77904

Mortgage Loan Number   County                Cut-Off Date Loan Balance ($)  Monthly P&I Payments ($)  Grace Days  Mortgage Rate (%)
--------------------   --------------------  -----------------------------  ------------------------  ----------  -----------------
                  16   Carroll                               45,000,000.00                257,484.90                         5.5700%
                  25   Various                               32,183,065.74                     Steps                         5.6800%
               25.01   Mobile
               25.02   Pulaski
               25.03   Wake
               25.04   Shelby
               25.05   Jefferson
               25.06   Shelby
               25.07   Franklin
               25.08   Lowndes
               25.09   Hardin
               25.10   Pitt
               25.11   Shelby
               25.12   Vance
               25.13   Baldwin
               25.14   Jackson
               25.15   Madison
               25.16   Lawrence
                  35   Suffolk & Nassau                      23,626,115.19                150,677.65                         5.8600%
                  41   Arapahoe                              21,000,000.00                121,219.52                         5.6500%
                  46   Clark                                 20,229,625.94                111,846.02                         5.2300%
                  67   Harris                                14,137,654.88                 86,235.58                         5.3500%
                  76   Volusia                               12,461,285.34                 73,583.11                         5.8300%
                  95   Scott                                 10,665,387.43                 61,426.45                         5.6000%
                  97   Arapahoe                              10,500,000.00                 59,815.63                         5.5300%
                 110   Hennepin                               9,350,000.00                 52,444.78                         5.3900%
                 118   Craven                                 8,282,929.51                 46,927.32                         5.4400%
                 126   Duval                                  7,975,128.42                 46,991.20                         5.8100%
                 130   Santa Clara                            7,400,000.00                 41,230.51                         5.3300%
                 140   Larimer                                6,609,710.81                 38,032.73                         5.6000%
                 146   Spokane                                6,131,417.64                 36,714.35                         5.9600%
                 153   Fulton                                 5,880,000.00                 34,314.08                         5.7500%
                 165   Denver                                 5,458,042.99                 32,229.40                         5.8300%
                 171   Barnstable                             5,225,000.00                 30,325.92                         5.7000%
                 174   Lancaster                              5,175,321.30                 28,233.39                         5.1000%
                 182   Middlesex                              5,013,790.05                 28,939.64                         5.6200%
                 185   Palm Beach                             4,984,217.90                 29,115.15                         5.7300%
                 188   Prince George's                        4,802,819.27                 26,110.98                         5.0800%
                 189   Madison                                4,800,000.00                 27,616.36                         5.6200%
                 193   St Louis                               4,468,779.18                 30,549.89                         6.0800%
                 199   King                                   4,300,000.00                 24,226.41                         5.4300%
                 207   Cass                                   4,100,000.00                 24,835.95                         5.3600%
                 209   Bucks                                  4,082,959.38                 24,082.99                         5.8100%
                 210   St. Joseph                             4,022,866.67                 22,713.92                         5.4000%
                 212   Warren                                 3,978,284.42                 22,561.21                         5.4400%
                 214   Orangeburg                             3,788,000.00                 20,870.58                         5.2300%
                 215   Dearborn                               3,787,332.72                 21,433.15                         5.4400%
                 221   Muscogee                               3,523,083.10                 19,806.00                         5.3800%
                 223   District of Columbia                   3,495,125.78                 19,982.55                         5.5500%
                 224   Davidson                               3,485,000.00                 19,831.20                         5.5200%
                 225   Cook                                   3,483,723.77                 19,240.51                         5.2100%
                 228   Washington                             3,374,361.15                 22,884.22                         5.8300%
                 229   Johnson                                3,367,474.46                 19,824.41                         5.8100%
                 234   King                                   3,185,768.73                 18,068.99                         5.4500%
                 237   Brevard                                3,065,000.00                 17,537.58                         5.5700%
                 238   Harris                                 2,993,244.59                 17,507.19                         5.7500%
                 239   Various                                2,989,848.80                 16,771.09                         5.3600%
              239.01   Hillsborough
              239.02   Polk
                 240   Collin                                 2,986,457.55                 16,789.79                         5.3700%
                 241   Miami-Dade                             2,950,568.29                 17,142.36                         5.6800%
                 242   Volusia                                2,950,000.00                 16,786.81                         5.5200%
                 244   Yakima                                 2,907,868.36                 22,857.01                         5.9700%
                 245   Caddo                                  2,887,222.95                 16,465.88                         5.5000%
                 247   Putman                                 2,800,000.00                 15,845.43                         5.4700%
                 248   Manistee                               2,760,970.16                 23,896.45                         6.0900%
                 250   Duval                                  2,691,331.59                 15,568.30                         5.6400%
                 251   Gaston                                 2,640,949.06                 14,732.03                         5.3100%
                 252   Adams                                  2,589,132.29                 15,222.48                         5.7800%
                 254   Cass                                   2,569,248.88                 15,108.89                         5.8000%
                 255   Lafayette                              2,538,765.00                 14,478.62                         5.5000%
                 257   Bernalillo                             2,496,495.96                 14,179.04                         5.4900%
                 258   Harris                                 2,488,985.28                 14,194.73                         5.5000%
                 259   King                                   2,482,125.65                 14,483.54                         5.7200%
                 260   Washington                             2,475,000.00                 14,364.91                         5.7000%
                 262   Salt Lake                              2,438,669.82                 13,513.82                         5.2400%
                 264   Mobile                                 2,391,065.74                 15,005.63                         6.0200%
                 265   Benton                                 2,369,938.56                 13,843.71                         5.7200%
                 266   Volusia                                2,300,000.00                 13,088.02                         5.5200%
                 267   Pinal                                  2,294,812.37                 13,407.57                         5.7400%
                 268   Larimer                                2,294,726.71                 13,261.89                         5.6400%
                 269   Various                                2,277,469.62                 12,859.06                         5.4000%
              269.01   Elkhart
              269.02   LaPorte
                 271   Pinellas                               2,229,602.52                 12,327.77                         5.2200%
                 273   Yavapai                                2,113,321.05                 12,358.28                         5.7400%
                 277   Minnehaha                              1,993,518.17                 11,468.97                         5.5900%
                 278   Snohomish                              1,991,335.65                 11,468.97                         5.5900%
                 279   Hamblen                                1,991,048.50                 12,654.75                         5.8100%
                 280   King                                   1,978,792.38                 11,322.24                         5.5300%
                 281   Wharton                                1,947,460.18                 11,943.15                         6.2000%
                 283   King                                   1,900,000.00                 10,704.69                         5.4300%
                 289   Stearns                                1,721,166.18                 10,154.47                         5.8300%
                 290   Lake                                   1,694,921.89                 10,214.23                         6.0200%
                 291   St. Joseph                             1,655,889.49                  9,349.49                         5.4000%
                 293   Milwaukee                              1,582,994.62                  9,027.85                         5.5000%
                 295   Miami-Dade                             1,523,592.69                  8,948.11                         5.7700%
                 298   Fort Bend                              1,144,930.89                  7,346.33                         5.9100%
                 303   Victoria                                 996,685.20                  5,659.08                         5.4700%

Mortgage Loan Number   Number of Units   Unit of Measure   Original Term to Maturity or ARD (Mos.)
--------------------   ---------------   ---------------   ---------------------------------------
                  16           444,110   Sq. Ft.                                               120
                  25           236,003   Sq. Ft.                                               120
               25.01            50,816   Sq. Ft.
               25.02            23,495   Sq. Ft.
               25.03            15,960   Sq. Ft.
               25.04            21,250   Sq. Ft.
               25.05            16,544   Sq. Ft.
               25.06            12,545   Sq. Ft.
               25.07            13,775   Sq. Ft.
               25.08            10,800   Sq. Ft.
               25.09            12,215   Sq. Ft.
               25.10            10,205   Sq. Ft.
               25.11            11,123   Sq. Ft.
               25.12             8,668   Sq. Ft.
               25.13             7,587   Sq. Ft.
               25.14             7,100   Sq. Ft.
               25.15             6,928   Sq. Ft.
               25.16             6,992   Sq. Ft.
                  35               147   Rooms                                                 120
                  41           166,372   Sq. Ft.                                               120
                  46           172,418   Sq. Ft.                                               120
                  67            93,314   Sq. Ft.                                                60
                  76           282,785   Sq. Ft.                                               120
                  95            88,778   Sq. Ft.                                               120
                  97           180,243   Sq. Ft.                                               120
                 110                68   Units                                                 120
                 118           178,398   Sq. Ft.                                               120
                 126            73,900   Sq. Ft.                                               120
                 130            24,233   Sq. Ft.                                               120
                 140           108,904   Sq. Ft.                                               120
                 146           102,219   Sq. Ft.                                               120
                 153            62,085   Sq. Ft.                                               120
                 165            43,592   Sq. Ft.                                               120
                 171            63,560   Sq. Ft.                                               120
                 174           200,600   Sq. Ft.                                               120
                 182            12,975   Sq. Ft.                                               120
                 185            46,621   Sq. Ft.                                               120
                 188            77,012   Sq. Ft.                                               120
                 189            58,829   Sq. Ft.                                               120
                 193            65,137   Sq. Ft.                                               276
                 199            18,940   Sq. Ft.                                               120
                 207            24,370   Sq. Ft.                                               120
                 209            18,829   Sq. Ft.                                               120
                 210            28,205   Sq. Ft.                                               120
                 212            14,820   Sq. Ft.                                               120
                 214           106,557   Sq. Ft.                                               120
                 215            14,820   Sq. Ft.                                               120
                 221                60   Units                                                  73
                 223                28   Units                                                 120
                 224            80,450   Sq. Ft.                                               120
                 225            13,180   Sq. Ft.                                               120
                 228                68   Rooms                                                 120
                 229            22,949   Sq. Ft.                                               120
                 234            36,013   Sq. Ft.                                               120
                 237            68,250   Sq. Ft.                                               120
                 238            18,851   Sq. Ft.                                               120
                 239            12,026   Sq. Ft.                                               120
              239.01             5,242   Sq. Ft.
              239.02             6,784   Sq. Ft.
                 240            20,263   Sq. Ft.                                               120
                 241            27,310   Sq. Ft.                                               120
                 242            66,255   Sq. Ft.                                               120
                 244               172   Rooms                                                 120
                 245            10,908   Sq. Ft.                                               120
                 247            21,234   Sq. Ft.                                               120
                 248               103   Rooms                                                 180
                 250            11,350   Sq. Ft.                                               120
                 251            20,930   Sq. Ft.                                               120
                 252            92,646   Sq. Ft.                                               120
                 254                42   Units                                                 120
                 255            10,908   Sq. Ft.                                               120
                 257            30,000   Sq. Ft.                                               120
                 258            10,908   Sq. Ft.                                               120
                 259                38   Units                                                 120
                 260            43,550   Sq. Ft.                                               120
                 262            10,407   Sq. Ft.                                               120
                 264            53,417   Sq. Ft.                                               120
                 265            13,498   Sq. Ft.                                               120
                 266            43,475   Sq. Ft.                                               120
                 267            13,500   Sq. Ft.                                                84
                 268            39,488   Sq. Ft.                                               120
                 269            15,985   Sq. Ft.                                               120
              269.01            10,085   Sq. Ft.
              269.02             5,900   Sq. Ft.
                 271            13,905   Sq. Ft.                                               120
                 273             9,218   Sq. Ft.                                               120
                 277            20,026   Sq. Ft.                                               120
                 278            15,313   Sq. Ft.                                               120
                 279               112   Rooms                                                 120
                 280            15,976   Sq. Ft.                                               120
                 281            22,700   Sq. Ft.                                                60
                 283             7,232   Sq. Ft.                                               120
                 289                48   Units                                                 120
                 290            10,000   Sq. Ft.                                               120
                 291            11,624   Sq. Ft.                                               120
                 293             4,882   Sq. Ft.                                               120
                 295            38,580   Sq. Ft.                                               120
                 298            18,819   Sq. Ft.                                               120
                 303             3,500   Sq. Ft.                                               120

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD   Original Amort Term (Mos.)
--------------------   ----------------------------------------   --------------------   --------------------------
                  16                                        117               12/11/15                          360
                  25                                        117               12/11/15                       Varies
               25.01
               25.02
               25.03
               25.04
               25.05
               25.06
               25.07
               25.08
               25.09
               25.10
               25.11
               25.12
               25.13
               25.14
               25.15
               25.16
                  35                                        118               01/11/16                          300
                  41                                        117               12/11/15                          360
                  46                                        117               12/11/15                          360
                  67                                         55               10/11/10                          300
                  76                                        117               12/11/15                          360
                  95                                        117               12/11/15                          360
                  97                                        116               11/11/15                          360
                 110                                        117               12/11/15                          360
                 118                                        116               11/11/15                          360
                 126                                        117               12/11/15                          360
                 130                                        117               12/11/15                          360
                 140                                        118               01/11/16                          360
                 146                                        117               12/11/15                          360
                 153                                        117               12/11/15                          360
                 165                                        117               12/11/15                          360
                 171                                        117               12/11/15                          360
                 174                                        116               11/11/15                          360
                 182                                        117               12/11/15                          360
                 185                                        117               12/11/15                          360
                 188                                        117               12/11/15                          360
                 189                                        118               01/11/16                          360
                 193                                        272               11/11/28                          276
                 199                                        116               11/11/15                          360
                 207                                        119               02/11/16                          300
                 209                                        116               11/11/15                          360
                 210                                        115               10/11/15                          360
                 212                                        115               10/11/15                          360
                 214                                        114               09/11/15                          360
                 215                                        117               12/11/15                          360
                 221                                         70               01/11/12                          360
                 223                                        119               02/11/16                          360
                 224                                        118               01/11/16                          360
                 225                                        116               11/11/15                          360
                 228                                        116               11/11/15                          264
                 229                                        118               01/11/16                          360
                 234                                        116               11/11/15                          360
                 237                                        118               01/11/16                          360
                 238                                        118               01/11/16                          360
                 239                                        117               12/11/15                          360
              239.01
              239.02
                 240                                        116               11/11/15                          360
                 241                                        117               12/11/15                          360
                 242                                        118               01/11/16                          360
                 244                                        118               01/11/16                          204
                 245                                        116               11/11/15                          360
                 247                                        118               01/11/16                          360
                 248                                        176               11/11/20                          180
                 250                                        117               12/11/15                          360
                 251                                        117               12/11/15                          360
                 252                                        116               11/11/15                          360
                 254                                        118               01/11/16                          360
                 255                                        116               11/11/15                          360
                 257                                        119               02/11/16                          360
                 258                                        116               11/11/15                          360
                 259                                        117               12/11/15                          360
                 260                                        117               12/11/15                          360
                 262                                        116               11/11/15                          360
                 264                                        117               12/11/15                          324
                 265                                        116               11/11/15                          360
                 266                                        118               01/11/16                          360
                 267                                         82               01/11/13                          360
                 268                                        118               01/11/16                          360
                 269                                        115               10/11/15                          360
              269.01
              269.02
                 271                                        116               11/11/15                          360
                 273                                        117               12/11/15                          360
                 277                                        117               12/11/15                          360
                 278                                        116               11/11/15                          360
                 279                                        117               12/11/15                          300
                 280                                        116               11/11/15                          360
                 281                                         59               02/11/11                          360
                 283                                        116               11/11/15                          360
                 289                                        118               01/11/16                          360
                 290                                        117               12/11/15                          360
                 291                                        115               10/11/15                          360
                 293                                        116               11/11/15                          360
                 295                                        116               11/11/15                          360
                 298                                        117               12/11/15                          300
                 303                                        117               12/11/15                          360

Mortgage Loan Number  Remaining Amort Term (Mos.)  Ground Lease  Master Servicing Fee Rate   ARD Loan  Anticipated Repayment Date
--------------------  ---------------------------  ------------  -------------------------   --------  --------------------------
                  16                          360  Fee                             0.02000%  N
                  25                       Varies  Fee                             0.03150%  N
               25.01                               Fee
               25.02                               Fee
               25.03                               Fee
               25.04                               Fee
               25.05                               Fee
               25.06                               Fee
               25.07                               Fee
               25.08                               Fee
               25.09                               Fee
               25.10                               Fee
               25.11                               Fee
               25.12                               Fee
               25.13                               Fee
               25.14                               Fee
               25.15                               Fee
               25.16                               Fee
                  35                          298  Fee                             0.02000%  N
                  41                          360  Fee                             0.02000%  N
                  46                          357  Fee                             0.02000%  N
                  67                          295  Fee                             0.02000%  N
                  76                          357  Fee                             0.02000%  N
                  95                          357  Fee                             0.02000%  N
                  97                          360  Fee                             0.06000%  N
                 110                          360  Fee                             0.02000%  N
                 118                          356  Fee                             0.02000%  N
                 126                          357  Fee                             0.02000%  N
                 130                          360  Fee                             0.02000%  N
                 140                          358  Fee                             0.02000%  N
                 146                          357  Both                            0.02000%  N
                 153                          360  Fee                             0.02000%  N
                 165                          357  Fee                             0.11000%  N
                 171                          360  Fee                             0.02000%  N
                 174                          356  Fee                             0.02000%  N
                 182                          357  Leasehold                       0.02000%  Y                           12/11/15
                 185                          357  Fee                             0.02000%  N
                 188                          357  Fee                             0.08000%  N
                 189                          360  Fee                             0.02000%  N
                 193                          272  Fee                             0.02000%  N
                 199                          360  Fee                             0.02000%  N
                 207                          300  Fee                             0.02000%  N
                 209                          356  Fee                             0.08000%  N
                 210                          355  Fee                             0.10000%  N
                 212                          355  Fee                             0.02000%  Y                           10/11/15
                 214                          360  Fee                             0.02000%  N
                 215                          357  Fee                             0.02000%  Y                           12/11/15
                 221                          357  Fee                             0.09000%  N
                 223                          359  Fee                             0.02000%  N
                 224                          360  Fee                             0.08000%  N
                 225                          356  Fee                             0.02000%  N
                 228                          260  Fee                             0.09000%  N
                 229                          358  Fee                             0.02000%  N
                 234                          356  Fee                             0.02000%  N
                 237                          360  Fee                             0.08000%  N
                 238                          358  Fee                             0.02000%  N
                 239                          357  Fee                             0.02000%  N
              239.01                               Fee
              239.02                               Fee
                 240                          356  Fee                             0.02000%  N
                 241                          357  Fee                             0.02000%  N
                 242                          360  Fee                             0.09000%  N
                 244                          202  Fee                             0.02000%  N
                 245                          356  Fee                             0.02000%  N
                 247                          360  Fee                             0.11000%  N
                 248                          176  Fee                             0.02000%  N
                 250                          357  Fee                             0.02000%  N
                 251                          357  Fee                             0.02000%  N
                 252                          356  Fee                             0.02000%  N
                 254                          358  Fee                             0.02000%  N
                 255                          356  Fee                             0.02000%  N
                 257                          359  Fee                             0.02000%  N
                 258                          356  Fee                             0.02000%  N
                 259                          357  Fee                             0.02000%  N
                 260                          360  Fee                             0.02000%  N
                 262                          356  Leasehold                       0.02000%  N
                 264                          321  Leasehold                       0.06000%  N
                 265                          356  Fee                             0.02000%  N
                 266                          360  Fee                             0.09000%  N
                 267                          358  Fee                             0.02000%  Y                           01/11/13
                 268                          358  Fee                             0.02000%  N
                 269                          355  Fee                             0.10000%  N
              269.01                               Fee
              269.02                               Fee
                 271                          356  Fee                             0.02000%  Y                           11/11/15
                 273                          357  Fee                             0.11000%  N
                 277                          357  Fee                             0.02000%  N
                 278                          356  Fee                             0.02000%  N
                 279                          297  Fee                             0.11000%  N
                 280                          356  Fee                             0.02000%  N
                 281                          359  Fee                             0.02000%  N
                 283                          360  Fee                             0.02000%  N
                 289                          358  Fee                             0.02000%  N
                 290                          357  Fee                             0.02000%  N
                 291                          355  Fee                             0.10000%  N
                 293                          356  Fee                             0.02000%  N
                 295                          356  Fee                             0.02000%  N
                 298                          297  Fee                             0.02000%  Y                           12/11/15
                 303                          357  Fee                             0.02000%  N

Mortgage Loan Number   Additional Interest Rate                                 Loan Originator   Environmental Insurance
--------------------   ------------------------------------------------------   ---------------   -----------------------
                  16                                                            Artesia           N
                  25                                                            Artesia           N
               25.01                                                                              N
               25.02                                                                              N
               25.03                                                                              N
               25.04                                                                              N
               25.05                                                                              N
               25.06                                                                              N
               25.07                                                                              N
               25.08                                                                              N
               25.09                                                                              N
               25.10                                                                              N
               25.11                                                                              N
               25.12                                                                              N
               25.13                                                                              N
               25.14                                                                              N
               25.15                                                                              N
               25.16                                                                              N
                  35                                                            Artesia           N
                  41                                                            Artesia           N
                  46                                                            Artesia           N
                  67                                                            Artesia           N
                  76                                                            Artesia           N
                  95                                                            Artesia           N
                  97                                                            Artesia           N
                 110                                                            Artesia           Y
                 118                                                            Artesia           N
                 126                                                            Artesia           N
                 130                                                            Artesia           N
                 140                                                            Artesia           N
                 146                                                            Artesia           N
                 153                                                            Artesia           N
                 165                                                            Artesia           N
                 171                                                            Artesia           N
                 174                                                            Artesia           N
                 182   Greater of Initial Rate + 4% or Treasury Index + 5.04%   Artesia           N
                 185                                                            Artesia           N
                 188                                                            Artesia           N
                 189                                                            Artesia           N
                 193                                                            Artesia           N
                 199                                                            Artesia           N
                 207                                                            Artesia           N
                 209                                                            Artesia           N
                 210                                                            Artesia           N
                 212   Greater of Initial Rate + 4% or Treasury Index + 5.06%   Artesia           N
                 214                                                            Artesia           N
                 215   Greater of Initial Rate + 4% or Treasury Index + 5.06%   Artesia           N
                 221                                                            Artesia           N
                 223                                                            Artesia           N
                 224                                                            Artesia           N
                 225                                                            Artesia           N
                 228                                                            Artesia           N
                 229                                                            Artesia           N
                 234                                                            Artesia           N
                 237                                                            Artesia           N
                 238                                                            Artesia           N
                 239                                                            Artesia           N
              239.01                                                                              N
              239.02                                                                              N
                 240                                                            Artesia           N
                 241                                                            Artesia           N
                 242                                                            Artesia           N
                 244                                                            Artesia           N
                 245                                                            Artesia           N
                 247                                                            Artesia           N
                 248                                                            Artesia           N
                 250                                                            Artesia           N
                 251                                                            Artesia           N
                 252                                                            Artesia           N
                 254                                                            Artesia           N
                 255                                                            Artesia           N
                 257                                                            Artesia           N
                 258                                                            Artesia           N
                 259                                                            Artesia           N
                 260                                                            Artesia           N
                 262                                                            Artesia           N
                 264                                                            Artesia           N
                 265                                                            Artesia           N
                 266                                                            Artesia           N
                 267   Greater of Initial Rate + 4% or Treasury Index + 5.3%    Artesia           N
                 268                                                            Artesia           N
                 269                                                            Artesia           N
              269.01                                                                              N
              269.02                                                                              N
                 271   Greater of Initial Rate + 4% or Treasury Index + 5.15%   Artesia           N
                 273                                                            Artesia           N
                 277                                                            Artesia           N
                 278                                                            Artesia           N
                 279                                                            Artesia           N
                 280                                                            Artesia           N
                 281                                                            Artesia           N
                 283                                                            Artesia           N
                 289                                                            Artesia           N
                 290                                                            Artesia           N
                 291                                                            Artesia           N
                 293                                                            Artesia           N
                 295                                                            Artesia           N
                 298   Greater of Initial Rate + 4% or Treasury Index + 5.4%    Artesia           N
                 303                                                            Artesia           N

Mortgage Loan Number   Cross Collateralized and Cross Defaulted Loan Flag          Prepayment Provisions   Early Defeasance
--------------------   ---------------------------------------------------------   ---------------------   ----------------
                  16                                                               Y                       N
                  25                                                               Y                       N
               25.01
               25.02
               25.03
               25.04
               25.05
               25.06
               25.07
               25.08
               25.09
               25.10
               25.11
               25.12
               25.13
               25.14
               25.15
               25.16
                  35                                                               Y                       N
                  41                                                               Y                       N
                  46                                                               Y                       N
                  67                                                               Y                       N
                  76                                                               Y                       N
                  95                                                               Y                       N
                  97                                                               N                       N
                 110                                                               Y                       N
                 118                                                               Y                       N
                 126                                                               Y                       N
                 130                                                               Y                       N
                 140                                                               Y                       N
                 146                                                               Y                       N
                 153                                                               Y                       N
                 165                                                               Y                       N
                 171   Anchor Self Storage Portfolio                               Y                       N
                 174                                                               N                       N
                 182                                                               Y                       N
                 185                                                               Y                       N
                 188                                                               Y                       N
                 189                                                               Y                       N
                 193                                                               Y                       N
                 199                                                               N                       N
                 207                                                               Y                       N
                 209                                                               N                       N
                 210   Nephrology Portfolio                                        Y                       N
                 212                                                               Y                       N
                 214                                                               Y                       N
                 215                                                               Y                       N
                 221                                                               Y                       N
                 223                                                               Y                       N
                 224                                                               Y                       N
                 225                                                               Y                       N
                 228                                                               Y                       N
                 229                                                               Y                       N
                 234                                                               N                       N
                 237                                                               Y                       N
                 238                                                               Y                       N
                 239   Mutual of Omaha and Perkins Restaurants & Bakery Cross(4)   Y                       N
              239.01
              239.02
                 240                                                               N                       N
                 241                                                               Y                       N
                 242                                                               Y                       N
                 244                                                               N                       N
                 245                                                               Y                       N
                 247                                                               Y                       N
                 248                                                               Y                       N
                 250                                                               Y                       N
                 251   Mutual of Omaha and Perkins Restaurants & Bakery Cross(4)   Y                       N
                 252                                                               N                       N
                 254                                                               Y                       N
                 255                                                               Y                       N
                 257                                                               Y                       N
                 258                                                               Y                       N
                 259                                                               N                       N
                 260   Anchor Self Storage Portfolio                               Y                       N
                 262                                                               Y                       N
                 264                                                               Y                       N
                 265                                                               N                       N
                 266                                                               Y                       N
                 267                                                               Y                       N
                 268                                                               Y                       N
                 269   Nephrology Portfolio                                        Y                       N
              269.01
              269.02
                 271                                                               Y                       N
                 273                                                               Y                       N
                 277                                                               Y                       N
                 278                                                               N                       N
                 279                                                               Y                       N
                 280                                                               Y                       N
                 281                                                               Y                       N
                 283                                                               N                       N
                 289                                                               Y                       N
                 290                                                               Y                       N
                 291   Nephrology Portfolio                                        Y                       N
                 293                                                               Y                       N
                 295                                                               Y                       N
                 298                                                               Y                       N
                 303                                                               Y                       N

Mortgage Loan Number   Secured by LC   Interest Accrual Method   Lockbox     Annual Deposit to Replacement Reserves
--------------------   -------------   -----------------------   ---------   --------------------------------------
                  16   N               Actual/360
                  25   N               Actual/360                Day 1                                       47,201
               25.01
               25.02
               25.03
               25.04
               25.05
               25.06
               25.07
               25.08
               25.09
               25.10
               25.11
               25.12
               25.13
               25.14
               25.15
               25.16
                  35   Y               Actual/360                                                           196,168
                  41   N               Actual/360                                                            30,950
                  46   N               Actual/360                                                            34,484
                  67   Y               Actual/360                Day 1                                       13,997
                  76   N               Actual/360                                                            42,804
                  95   Y               Actual/360                                                            17,756
                  97   N               Actual/360                                                            36,049
                 110   N               Actual/360                                                            20,400
                 118   N               Actual/360                                                            32,112
                 126   N               Actual/360                Springing                                   14,041
                 130   N               Actual/360                                                             4,847
                 140   N               Actual/360                                                            16,336
                 146   N               Actual/360                                                            18,016
                 153   N               Actual/360                                                            12,417
                 165   N               Actual/360                                                             6,969
                 171   N               Actual/360                                                             6,356
                 174   N               Actual/360                                                            54,400
                 182   N               Actual/360                Springing
                 185   N               Actual/360                                                             9,324
                 188   N               Actual/360                                                            17,503
                 189   N               Actual/360                                                             8,824
                 193   N               Actual/360
                 199   N               Actual/360                                                             2,841
                 207   Y               Actual/360                                                             3,639
                 209   N               Actual/360                Springing
                 210   Y               Actual/360                Day 1                                        5,641
                 212   N               Actual/360                Springing
                 214   N               Actual/360                Springing                                   17,736
                 215   N               Actual/360                Springing
                 221   N               Actual/360                                                            12,000
                 223   N               Actual/360                                                             7,250
                 224   N               Actual/360                                                            12,038
                 225   N               Actual/360                Springing
                 228   N               Actual/360                                                            59,528
                 229   N               Actual/360                Springing                                    3,442
                 234   N               Actual/360                                                             7,518
                 237   N               Actual/360                                                            10,238
                 238   N               Actual/360                                                             2,828
                 239   N               Actual/360                                                             2,510
              239.01
              239.02
                 240   N               Actual/360                                                             3,051
                 241   N               Actual/360                                                             6,325
                 242   Y               Actual/360                                                             9,901
                 244   N               Actual/360                Springing                                  110,940
                 245   N               Actual/360                Day 1
                 247   N               Actual/360                                                             3,185
                 248   N               Actual/360                                                            57,400
                 250   N               Actual/360                Springing
                 251   N               Actual/360                                                             4,814
                 252   N               Actual/360                                                            13,897
                 254   Y               Actual/360                                                            10,195
                 255   N               Actual/360                Day 1
                 257   N               Actual/360
                 258   N               Actual/360                Day 1
                 259   N               Actual/360                                                             7,825
                 260   N               Actual/360                                                             4,355
                 262   N               Actual/360                                                             1,561
                 264   N               Actual/360                                                            27,000
                 265   N               Actual/360                                                             2,025
                 266   N               Actual/360                                                             6,544
                 267   N               Actual/360                Springing                                    2,700
                 268   N               Actual/360                                                             5,923
                 269   Y               Actual/360                Day 1                                        3,197
              269.01
              269.02
                 271   N               Actual/360                Springing
                 273   N               Actual/360                                                               953
                 277   N               Actual/360                                                             3,004
                 278   N               Actual/360
                 279   N               Actual/360                                                            96,800
                 280   N               Actual/360                                                             9,586
                 281   N               Actual/360                Day 1                                        3,405
                 283   N               Actual/360                                                             1,085
                 289   N               Actual/360                                                            12,000
                 290   N               Actual/360                                                             1,500
                 291   Y               Actual/360                Day 1                                        2,325
                 293   N               Actual/360                Springing                                      741
                 295   N               Actual/360                                                             5,787
                 298   N               Actual/360                Day 1                                        2,823
                 303   N               Actual/360                Day 1                                          525

Mortgage Loan Number   Initial Deposit to Capital Improvements Reserve   Initial TI/LC Escrow   Ongoing TI/LC Footnote
--------------------   -----------------------------------------------   --------------------   ----------------------
                  16                                                                1,000,000
                  25                                           280,000                250,000                       (1)
               25.01
               25.02
               25.03
               25.04
               25.05
               25.06
               25.07
               25.08
               25.09
               25.10
               25.11
               25.12
               25.13
               25.14
               25.15
               25.16
                  35
                  41                                            12,359                                              (1)
                  46                                                                  100,000                       (1)
                  67                                                                                                (1)
                  76                                                                  750,000                       (1)
                  95                                                                  150,000                       (1)
                  97                                                                                                (1)
                 110
                 118                                                                  150,000
                 126                                                                                                (1)
                 130                                                                                                (1)
                 140                                                                                                (1)
                 146                                                                   50,000                       (1)
                 153                                             9,375                100,000                       (1)
                 165                                                                                                (1)
                 171
                 174                                                                                                (1)
                 182
                 185                                                                  100,000                       (1)
                 188
                 189                                                                                                (1)
                 193                                           243,571                                              (1)
                 199                                                                                                (1)
                 207                                                                   75,000                       (1)
                 209
                 210                                                                1,116,495
                 212
                 214                                            75,000                                              (1)
                 215
                 221
                 223
                 224
                 225
                 228
                 229                                            63,250                                              (1)
                 234
                 237
                 238                                                                                                (1)
                 239
              239.01
              239.02
                 240                                                                                                (1)
                 241                                                                   30,000                       (1)
                 242
                 244                                            64,688
                 245
                 247                                                                                                (1)
                 248
                 250
                 251
                 252                                            10,000                                              (1)
                 254
                 255
                 257                                                                                                (1)
                 258
                 259
                 260
                 262                                                                   50,000                       (1)
                 264                                            18,750                300,000                       (1)
                 265                                                                                                (1)
                 266
                 267
                 268                                                                                                (1)
                 269                                            31,250                632,766
              269.01
              269.02
                 271
                 273                                                                                                (1)
                 277                                                                                                (1)
                 278
                 279
                 280                                            48,125                 20,000                       (1)
                 281                                                                   75,000
                 283                                                                                                (1)
                 289
                 290                                                                                                (1)
                 291                                                                  460,136
                 293                                                                                                (1)
                 295                                                                   65,000                       (1)
                 298                                                                   50,000                       (1)
                 303                                                                                                (1)

(1) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(2) For purposes of determining the DSCR for 13 Mortgage Loans, representing 7.4% of the Cut-Off Date Pool Balance, such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(3) For purposes of determining the LTV ratio for 2 Mortgage Loans, representing 1.0% of the Cut-Off Date Pool Balance, such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values (as defined in the appraisal) were used as opposed to "as is" appraised values. See RISK FACTORS - The Mortgage Loans - Inspections and Appraisals May Not Accurately Reflect Value

(4) With respect to the Mutual of Omaha Mortgage Loan, the borrower is a guarantor under the Perkins Restaurant & Bakery Pool Mortgage Loan. The Mutual of Omaha Mortgage Loan and the Perkins Restaurant & Bakery Mortgage Loan are cross-defaulted with each of the other mortage loans, but they are not cross-collateralized; provided, however, the Mutual Fund of Omaha Mortgage Loan Property serves as additional collateral for the Perkins Restaurant & Bakery Pool Mortage Loan. The Perkins Restaurant & Bakery Pool Mortgage Loan Property does not serve as additional collateral for the Mutual of Omaha Loan.

                                    EXHIBIT B

                            Free Writing Prospectuses

1.    Free Writing Prospectus, dated February 12, 2006

2.    Free Writing Prospectus, dated February 13, 2006

3.    Free Writing Prospectus, dated February 21, 2006